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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: May 3, 2002


                          ROBOTIC VISION SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)



    Delaware                      000-8623                   11-2400145
(State or other             (Commission File No.)           (IRS Employer
jurisdiction of                                             Identification
 incorporation)                                                 Number)



5 Shawmut Road, Canton, Massachusetts                           02021
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (781) 302-2439




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ITEM 5. OTHER EVENTS.

     On May 2, 2002, we issued a press release announcing that we had completed a private placement of common stock to accredited investors, raising $15.0 million in gross proceeds. The proceeds of the financing will be used for general corporate purposes, including working capital to support growth. A total of 10.3 million shares of common stock were sold at $1.46 per share. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

EXHIBIT NO.         DESCRIPTION
-----------         -----------

   99.1             Press Release dated May 2, 2002


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 3, 2002                        ROBOTIC VISION SYSTEMS, INC.
                                                    (registrant)

                                             By: /s/ Pat V. Costa
                                                 -----------------------------
                                                 Pat V. Costa
                                                 Chairman and Chief Executive
                                                 Officer